MAINSTAY GROUP OF FUNDS

Supplement dated February 28, 2018 (“Supplement”) to:

MainStay Cushing® Funds Prospectus, dated March 31, 2017, as supplemented; and

MainStay Absolute Return Multi-Strategy Fund and MainStay MacKay Tax Advantaged Short Term Bond Fund Prospectuses, each dated August 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is revised to add the following:

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.